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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38250) of Krispy Kreme Doughnuts, Inc. of our report dated June 24, 2002 relating to the financial statements of Krispy Kreme Doughnut Corporation Retirement Savings Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

Greensboro, North Carolina
July 1, 2002